UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2011
EOS Preferred Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	000-25193 (Commission File Number)	04-3439366 (I.R.S. Employer Identification No.)

1271 Avenue of the Americas 46th Floor New York, New York (Address of Principal Executive Offices)	10020 (Zip Code)
(212) 377-1503
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On July 28, 2011, EOS Preferred Corporation (the “Company”) and Aurora Bank FSB (the “Bank”) finalized an Asset Sale Agreement (the “Agreement”) pursuant to which the Company purchased certain residential mortgage backed securities assets from the Bank. The total purchase price was $46,763,679 plus accrued interest. The face amount of the assets as of closing was $47,156,379. The coupon interest rates as of closing ranged from 3.50% to 5.10%. The Agreement was executed following approval by the Company’s Board of Directors by special meeting held on July 13, 2011.
Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Those forward-looking statements include all statements other than those made solely with respect to historical fact, including, without limitation, any estimates. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements should not be unduly relied upon because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Corporation.
Such risks, uncertainties, and other factors include, but are not limited to, (i) the risk that market conditions may cause the values of the securities to change from the estimates contained in this Form 8-K, (ii) the risk that a decline, or a perceived decline, in Aurora Bank’s capital situation may result in the Company’s 8.50% Non-Cumulative Exchangeable Preferred Stock, Series D (the “Series D Preferred Stock”), being subject to an automatic exchange into preferred shares of Aurora Bank, (iii) the risk that regulatory authorities may limit the ability of the Company to implement its business plan and may restrict its ability to pay dividends, (iv) the risk that regulatory authorities may impose further limits on the business of Aurora Bank that are applicable to the Company, (v) the risk that Aurora Bank’s capital ratios may fall below certain specified levels and that Aurora Bank may be forced to merge with or be acquired by another entity or begin voluntary dissolution, (vi) the risk that the Series D Preferred Stock will in the future be delisted from The NASDAQ Stock Market or will otherwise cease to trade on The NASDAQ Stock Market, (vii) the risk that the Series D Preferred Stock may not otherwise retain value and/or liquidity, (viii) the risk that the Company may not have adequate cash available to continue to pay dividends with respect to the Series D Preferred Stock and (ix) risks relating to the Company’s business presented in its filings with the Securities and Exchange Commission. These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements that are expressed or implied by the forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) The following exhibits are filed as part of this report:

Exhibit 10.1	Asset Sale Agreement, dated July 19, 2011, between Aurora Bank FSB and EOS Preferred Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS Preferred Corporation (Registrant)
Date: August 3, 2011	By:	/s/ Brian Kuelbs
Brian Kuelbs
President

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Asset Sale Agreement, dated July 19, 2011, between Aurora Bank FSB and EOS Preferred Corporation